AMENDMENT TO 6% SECURED SUBORDINATE CONVERTIBLE NOTE

This Amendment (“Amendment”) is made and effective as of March 24, 2017 (“Effective Date”) and amends those certain 6% Secured Subordinate Convertible Notes dated August 2, 2013 in the aggregate principal amount of $3,000,000 (the “Notes”) and Security Agreement of even date therewith (“Security Agreement”) issued by CHANTICLEER HOLDINGS, INC., a Delaware corporation (“Chanticleer”) in favor of the the undersigned individuals (“Holders”).

WHEREAS, Chanticleer and the Holders desire to modify the terms and conditions of the Notes in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises, conditions, representations and warranties hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have mutually agreed as follows:

1. The foregoing recital is true and correct and incorporated herein. Any capitalized term not defined herein shall have the same meaning as set forth in the Notes.

2. Chanticleer agrees to remit a payment of One Hundred Thirty Five Thousand Six Hundred and Sixteen and 49/100 Dollars (U.S. $135,616.49) pro-rata to the Holders based on percentage of aggregate principal amount of Notes held by each Holder, no later than April 17, 2017, representing all accrued and unpaid interest outstanding under the Notes as of March 31, 2017 (the “Interest Payment”).

3. The Maturity Date of the Notes is hereby extended to June 30, 2018.

4. Any prior or existing Event of Default under the Notes and/or Security Agreement therewith is hereby waived by the Holders as of the respective date(s) of the applicable Event of Default.

5. Chanticleer covenants and agrees to continue to make timely interest only payments to the Holders and comply with the terms of this Amendment.

6. Subsequent to the Effective date of this Amendment, an Event of Default under Section 3(a)(i) of the Notes will be triggered only if breach is not cured within 10 days after receipt by Chanticleer of written notice from Holders.

7. Chanticleer will endeavor to sell the Hooters® Nottingham, England store at a purchase price mutually acceptable to the Holders and Chanticleer. One hundred percent of net proceeds from the sale of this store will be remitted pro-rata to the Holders based on percentage of aggregate principal amount of Notes held by each Holder.

8. Except as set forth herein, all other terms and conditions contained in the Agreement that are not changed, amended or modified through this Amendment shall remain unchanged and in full force and effect. The Notes shall remain subject to the Security Agreement dated August 2, 2013 by the Company in favor of the Holders, and the Notes continue to be secured by the Collateral, as defined therein.

9. In the case of conflict between the provisions of the Notes, on the one hand, and this Amendment on the other hand, the provisions of this Amendment will prevail.

10. This Amendment may be executed in counterparts, all of which, when so executed and delivered, shall be deemed an original, but all counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf”) format shall be effective as delivery of a manually executed counterpart signature page.

IN WITNESS WHEREOF, this Amendment has been duly executed by or on behalf of each of the parties as of the date first written above.

CHANTICLEER HOLDINGS INC.,
a Delaware corporation

By:
Name:	Michael D. Pruitt
Its:	Chief Executive Officer

AGREED AND ACCEPTED:

HOLDERS:

*	*
Edwin Jackson Jr.	Rickie Weeks
Principal Amount of Note: $500,000	Principal Amount of Note: $500,000

*	*
Matthew Garza-Alibidrez	Andrew Stefan McCutchen
Principal Amount of Note: $500,000	Principal Amount of Note: $250,000

*	*
Justin Upton	Monta Ellis
Principal Amount of Note: $500,000	Principal Amount of Note: $250,000

*
Melvin E. Upton Jr.
Principal Amount of Note: $500,000

*By:

Name:	, Attorney in Fact

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